Supplement to the
Fidelity Advisor® Real Estate Fund
Class A, Class M, Class C, Class I, and Class Z
September 29, 2025
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Advisor Series VII has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor® Real Estate Fund and Fidelity® Real Estate Investment Portfolio pursuant to which Fidelity Advisor® Real Estate Fund would be reorganized on a tax-free basis with and into Fidelity® Real Estate Investment Portfolio.
As a result of the proposed Reorganization, shareholders of Fidelity Advisor® Real Estate Fund would receive corresponding shares of Fidelity® Real Estate Investment Portfolio.
The Agreement provides for the transfer of all of the assets of Fidelity Advisor® Real Estate Fund in exchange for corresponding shares of Fidelity® Real Estate Investment Portfolio equal in value to the net assets of Fidelity Advisor® Real Estate Fund and the assumption by Fidelity® Real Estate Investment Portfolio of all of the liabilities of Fidelity Advisor® Real Estate Fund. After the exchange, Fidelity Advisor® Real Estate Fund will distribute the Fidelity® Real Estate Investment Portfolio shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Real Estate Fund. As a result, shareholders of Fidelity Advisor® Real Estate Fund will become shareholders of Fidelity® Real Estate Investment Portfolio (these transactions are collectively referred to as the "Reorganization").
The Reorganization, which does not require shareholder approval, is expected to take place on or about January 23, 2026. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor® Real Estate Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.
Effective after the close of business on the business day prior to the Reorganization, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization takes place.
For more detailed information, please contact Fidelity at 1-877-208-0098.
ARE-PSTK-1025-140 1.777594.140	October 29, 2025